   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 2003
                                                REGISTRATION NOS.: 33-54047
                                                                   811-7185
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 14                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 15                             /X/
                            ------------------------

                                 MORGAN STANLEY
                      SELECT DIMENSIONS INVESTMENT SERIES
    FORMERLY MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                             JERSEY CITY, NJ 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective
                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        ___ on (date) pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        _X_ on May 1, 2003 pursuant to paragraph (a) of rule 485

                            AMENDING THE PROSPECTUS

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                                                       PROSPECTUS -  MAY 1, 2003


Morgan Stanley
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS X

                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

                               The Money Market Portfolio        The Value-Added Market Portfolio
                               The North American Government     The Growth Portfolio
                                Securities Portfolio             The American Opportunities Portfolio
                               The Diversified Income Portfolio  The Capital Opportunities Portfolio
                               The Balanced Growth Portfolio     The Global Equity Portfolio
                               The Utilities Portfolio           The Developing Growth Portfolio
                               The Dividend Growth Portfolio     The Emerging Markets Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents

Eligible Investors        ............................................................                   1

The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO .........                   4
                          THE DIVERSIFIED INCOME PORTFOLIO ...........................                   7
                          THE BALANCED GROWTH PORTFOLIO ..............................                  11
                          THE UTILITIES PORTFOLIO ....................................                  15
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  18
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  20
                          THE GROWTH PORTFOLIO .......................................                  22
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  24
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  27
                          THE GLOBAL EQUITY PORTFOLIO ................................                  30
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  32
                          THE EMERGING MARKETS PORTFOLIO .............................                  34

Additional Investment
Strategy Information      ............................................................                  38

Additional Risk
Information               ............................................................                  39

Portfolio Management      ............................................................                  44

Shareholder Information   PRICING FUND SHARES ........................................                  47
                          DISTRIBUTIONS ..............................................                  47
                          TAX CONSEQUENCES ...........................................                  48

Financial Highlights      ............................................................                  50

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors

                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life                  annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life and Annuity      annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of
                                                                                        U.S.-regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of
                                                                                        savings banks and savings and loan
                                                                                        institutions having assets of $1 billion
                                                                                        or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. Government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  6.10%
     1996  5.07%
     1997  5.21%
     1998  5.16%
     1999  4.78%
     2000  5.98%
     2001  3.88%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.36%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 0.58% (quarter ended December 31, 2001).

                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)_____

                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years   (Since 11/9/94)
                               ---------------------------------------------------------------------------------
                                The Money Market Portfolio             3.88%        5.00%            5.17%
                               ---------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The North American Government Securities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio seeks to earn a high level of current income while maintaining relatively low volatility of principal.

                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.

                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.

                    Effective September 7, 1999, shares of the North American Government Securities Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities. The Portfolio will normally invest at least 50% of its assets in U.S.
                    government securities, and no more than 25% each in Canadian or Mexican government securities.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, will allocate Portfolio assets among the three countries based on its analysis of market, economic and political conditions in those countries. The Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity of the Portfolio's investment securities will be no greater than 3 years.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Other Securities. The Portfolio may invest up to 20% of its assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's Investors Services or AA by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Sub-Advisor.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the North American Government
                    Securities Portfolio will achieve its investment objective.
                    The North American Government Securities Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Mortgage-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities. Investments in mortgage-backed securities may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short- or intermediate-term into a long-term security. Long-term securities generally drop in value more dramatically when the general level of interest rates goes up.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Canadian and Mexican Securities. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart.

                    Because the Portfolio intends to invest in Mexican debt instruments, investors in the Portfolio should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

                    The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Portfolio invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

                    The value of the Portfolio's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation, which have exceeded the rates of inflation in the U.S. and Canada. The Portfolio can provide no assurance that future developments in the Mexican economy will not impair the Portfolio's investment flexibility, operations or ability to achieve its investment objective.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

        Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in the North American Government Securities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  6.40%
     1996  4.35%
     1997  5.91%
     1998  4.28%
     1999  3.40%
     2000  6.66%
     2001  4.91%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.36%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 2.19% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was 0.06% (quarter ended March 31, 1996).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------------------
                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years   (Since 11/9/94)
                               ---------------------------------------------------------------------------------
                                The North American Government
                                Securities Portfolio                    4.91%         5.02%             5.11%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers U.S. Government
                                Index (1-5 Year)(1)                     8.64%         6.86%             7.28%(2)
                               ---------------------------------------------------------------------------------

 1 THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX (1-5 YEAR) MEASURES THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The Diversified Income Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Diversified Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities, and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


                    (1) Global Securities.


                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and


                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.


                    (2) Mortgage-Backed and U.S. Government Securities.


                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount
                      notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.



                    (3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds may not exceed 33 1/3% of its assets.



                    (4) Emerging Market Securities. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.


                    Forward Currency Contracts. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


                    Futures and Options. The Portfolio also may invest in options and futures including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.



                    The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolios' ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   6.96%
     1996   9.54%
     1997   8.32%
     1998   4.22%
     1999  -1.83%
     2000  -4.74%
     2001  -4.06%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.22%.
During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -3.65% (quarter ended June 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------------------
                                                                                                  Life of Portfolio
                                                                     Past 1 Year    Past 5 Years   (Since 11/9/94)
                               ------------------------------------------------------------------------------------
                                The Diversified Income Portfolio            -4.06%       0.25%             2.53%
                               ------------------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/ Credit Index(1)                  8.96%       7.10%             7.67%
                               ------------------------------------------------------------------------------------

 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (FORMERLY LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX) TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The four groups of Portfolio investments in more detail include:

                    (1) Common Stocks. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities, and U.S. government securities. The U.S. government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.
[End Sidebar]

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMO's), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  22.86%
     1996  13.54%
     1997  17.87%
     1998  14.41%
     1999   3.52%
     2000   6.37%
     2001   1.21%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.29%.

[SIDEBAR]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -8.08% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                                                   Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Balanced Growth Portfolio                 1.21%       8.49%            11.01%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Index(2)                                      8.44%       7.43%             8.34%
                               -------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry.
                    These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services.
                    These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.

                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

                    The Portfolio may also invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   28.05%
     1996    8.48%
     1997   26.45%
     1998   22.23%
     1999   43.71%
     2000   -1.91%
     2001  -25.51%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.39%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -14.34% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                                                   Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Utilities Portfolio                     -25.51%      10.17%            12.16%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  40.13%
     1996  24.49%
     1997  26.12%
     1998  19.73%
     1999   0.53%
     2000   5.36%
     2001  -5.45%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.44%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -14.18% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                -5.45%       8.62%            14.54%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio invests, on an
                    "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% each of the Portfolio's value). The
                    Portfolio may invest in foreign securities represented in the S&P 500.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  27.14%
     1996  17.78%
     1997  26.12%
     1998  12.19%
     1999  12.15%
     2000  11.98%
     2001  -1.83%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.28%.
During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -14.14% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Value-Added Market Portfolio             -1.83%      11.77%            14.27%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.

                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/ or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   13.29%
     1996   23.56%
     1997   23.07%
     1998   13.22%
     1999   39.10%
     2000  -11.68%
     2001  -15.23%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.04%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.49% (quarter ended March 31, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                Growth Portfolio                            -15.23%       7.73%         10.53%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%         15.44%
                               -------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S.
                    securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities that are not traded in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table
compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   38.95%
     1996   12.95%
     1997   31.93%
     1998   30.78%
     1999   55.81%
     2000   -4.42%
     2001  -29.47%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.53%.
During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.95% (quarter ended March 31, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years     (Since 11/9/94)
                               ----------------------------------------------------------------------------------------
                                The American Opportunities
                                Portfolio                                   -29.47%           12.63%            15.87%
                               ----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%           10.70%            15.44%
                               ----------------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]
               The Capital Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Opportunities Portfolio (formerly named the
                    Mid-Cap Equity Portfolio) seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's MidCap 400 Index, which capitalization range was approximately between $225 million and $10.5 billion as of December 31, 2001. The Portfolio's
                    "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-
                    Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;

                    - an ability to earn an attractive return on equity;

                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;

                    - a large and growing market share;

                    - a strong balance sheet; and

                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).

                    On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and TCW Investment Management Company ("TCW"). Effective on or about October 1, 2002, TCW will cease to serve as the Sub-Advisor of the Portfolio and the Investment Manager will assume direct responsibility for investment of the Portfolio's assets. In managing the Portfolio, the Investment Manager expects to pursue substantially the same strategies as those described above.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Capital Opportunities
                    Portfolio will achieve its investment objective. The Capital
                    Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities.
                    When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied over the past 4 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1998    5.67%
     1999   92.10%
     2000  -27.56%
     2001  -36.39%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -6.33%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -41.06% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year     (Since 1/21/97)
                               ----------------------------------------------------------------------------
                                The Capital Opportunities Portfolio              -36.39%             1.64%
                               ----------------------------------------------------------------------------
                                S&P 400 Index(1)                                  -0.58%            15.35%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   13.76%
     1996   11.43%
     1997    8.66%
     1998   15.11%
     1999   34.14%
     2000   -5.93%
     2001  -17.22%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.89%.
During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.19% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Global Equity Portfolio                 -17.22%       5.49%             7.27%
                               -------------------------------------------------------------------------------------
                                MSCI World Index(1)                         -16.82%       5.37%             8.61%(2)
                               -------------------------------------------------------------------------------------

 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment
                    Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   51.26%
     1996   12.95%
     1997   13.77%
     1998    9.04%
     1999   92.52%
     2000  -21.61%
     2001  -25.49%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.37%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.45% (quarter ended March 31, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                Developing Growth Portfolio                 -25.49%       6.88%            13.18%
                               -------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                         2.49%       7.52%            11.28%
                               -------------------------------------------------------------------------------------

 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Emerging Markets Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio seeks long-term capital appreciation.

                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.

                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.

                    Effective September 7, 1999, shares of the Emerging Markets Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio will normally invest at least
                    80% of its assets in common stocks and other equity securities of companies in emerging markets. Each of these companies: is organized in an emerging market country;
                    derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in emerging markets; maintains at least 50% of its assets in emerging market countries; or has securities that are traded principally on a stock exchange in an emerging market country. Presently, there are approximately 158 countries considered to be emerging market countries.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, utilizes a top-down/ bottom-up approach. The Sub-Advisor begins with an evaluation of the country in which the proposed investment is to be made. Following the country level review, the Sub-Advisor conducts a fundamental analysis of securities, industries and companies, including consideration of liquidity, market capitalization, financial position, relative competitive position, together with overall growth prospects. The Portfolio's assets will be allocated among emerging market countries in accordance with the Sub-Advisor's view of best investment opportunities; however, the Portfolio will normally invest in at least five emerging market countries.

                    The Portfolio may invest at least 20% of its assets in fixed-income securities of government and corporate issuers located in emerging market countries, and equity and fixed-income securities of issuers in developed countries.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Emerging Markets Portfolio will achieve its investment objective. The Emerging Markets
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Emerging Market Countries. Investing in securities of emerging market countries involves certain risks, and special considerations that are not typically associated with investing in securities of U.S. companies or issuers located in foreign developed countries.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on foreign markets than in the U.S. Thus, the Portfolio's operating expenses are expected to be higher than those of mutual funds investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

                    Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

                    Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Trading in sovereign debt involves a high degree of risk, since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of the debt obligations when they become due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, governments of emerging market countries may default on their sovereign debt, which may require holders of sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt.

                    The governments of some emerging market countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises -- referred to as "privatizations." The Sub-Advisor believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain emerging market countries, the ability of foreign investors, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

                    Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on the Portfolio.

                    As a result of the absence of established securities markets and publicly-owned corporations in certain emerging market countries, as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through depository receipts or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated for at least one year), the Portfolio's investments in Chile primarily will be through investment in depository receipts and established Chilean investment companies not subject to repatriation restrictions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Emerging Markets Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   -0.57%
     1996   17.69%
     1997    1.27%
     1998  -29.03%
     1999   83.53%
     2000  -28.57%
     2001   -3.38%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 9.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.79% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.28% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------  Life of Portfolio
                                                                     Past 1 Year     Past 5 Years    (Since 11/9/94)
                               --------------------------------------------------------------------------------------
                                The Emerging Markets Portfolio              -3.38%          -1.86%            0.97%
                               --------------------------------------------------------------------------------------
                                S&P/IFCI(1)                                  1.76%          -5.05%           -5.09%(2)
                               --------------------------------------------------------------------------------------

 1 THE S&P/IFCI EMERGING MARKETS INDEX (S&P/IFCI) IS A BROAD, NEUTRAL AND HISTORICALLY CONSISTENT BENCHMARK FOR THE EMERGING MARKETS. THE INDEX INCLUDES LATIN AMERICA, EAST ASIA, SOUTH ASIA, EUROPE, THE MIDEAST AND AFRICA, REFLECTING RESTRICTIONS ON FOREIGN INVESTMENT, MARKET CAPITALIZATION, AND LIQUIDITY. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD FROM NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               How Interest Rates Affect Bond Prices

                                                                       Price per $100 of a Bond if
                                                                             Interest Rates:
                                                                       ----------------------------
                                                                         Increase       Decrease
                                                                       ------------  --------------
                               Bond Maturity                   Yield    1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------

                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES OR ASSET-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or a Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.


                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.
[End Sidebar]
               Portfolio Management

                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the North American Government Securities, Emerging Markets, Capital Opportunities and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each of the North American Government Securities, Emerging Markets, Capital Opportunities and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of each of the North American Government Securities Portfolio, the Emerging Markets Portfolio and the Capital Opportunities Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2002, TCW Investment Management Company, together with its affiliated companies, manages approximately $83.1 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in The TCW Group Inc.

                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2002, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $176.2 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.

                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.50%
                               -------------------------------------------------------------------------
                                The North American Government Securities
                                Portfolio                                                       0.65%(1)
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                                0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                   0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.61%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                                0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                            0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                            0.62%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                             0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                     1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                 0.50%
                               -------------------------------------------------------------------------
                                The Emerging Markets Portfolio                                  1.25%(1)
                               -------------------------------------------------------------------------

 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

                    The North American Government Securities Portfolio --
                    Philip A. Barach, Frederick E. Horton and Jeffrey E. Gundlach, Managing Directors of TCW Investment Management Company, are the primary Portfolio Managers of the Portfolio and have been Portfolio Managers with the Sub-Advisor for over five years.

                    The Diversified Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.

                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Large-Cap Value team. Current members of the Large-Cap Value team include Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of the team.

                    The Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary Portfolio Manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Sector Funds Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable

                    Fixed-Income team. Gary Herbert, a Vice President of the Investment Manager, is a current member of the team.

                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.

                    The Value-Added Market Portfolio -- The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.

                    The Growth Portfolio -- The Portfolio is managed by the Select Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Peter Dannenbaum and Jeffrey Alvino, Executive Directors of Morgan Stanley Investment Management Inc. and the Investment Manager.

                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.

                    The Capital Opportunities Portfolio -- Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary Portfolio Manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Messrs. Foreman and Ainley have been Portfolio Managers with TCW Investment Management Company for over 5 years.

                    Effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for the management of the Portfolio. The Portfolio will be managed by the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Vice Presidents of the Investment Manager.

                    The Global Equity Portfolio -- David Dineen, a Vice President of the Investment Manager, is the primary Portfolio Manager of the Portfolio and has been a Portfolio Manager with the Investment Manager for over 5 years.

                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and John Roscoe, Vice Presidents of the Investment Manager, and David P. Chu, an Executive Director of the Investment Manager.

                    The Emerging Markets Portfolio -- Saker Nusseibeh, Managing Director of European and International Equities of TCW London International, Limited and Michael P. Reilly, Managing Director of TCW Investment Management Company are the primary Portfolio Managers of the Portfolio.
                    Messrs. Nusseibeh and Reilly have been Portfolio Managers with TCW Investment Management Company for over 5 years.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         North American Government Securities   Declared and paid monthly               Declared and paid at least
         and Diversified Income Portfolios                                              once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Emerging Markets, Global       calendar year                           calendar year
         Equity, Growth, Capital Opportunities
         and Value-Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

                 (This page has been left blank intentionally.)

      Financial Highlights

        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2001 the per share amounts were computed using an average number of shares outstanding during the period.

This information has been audited by                         independent
auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

 Morgan Stanley
Select Dimensions Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                       PROSPECTUS -  MAY 1, 2003


Morgan Stanley
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS Y

                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The following 11 Portfolios offer Class Y shares:

                               The Money Market Portfolio        The Growth Portfolio
                               The Diversified Income Portfolio  The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Capital Opportunities Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents

Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE DIVERSIFIED INCOME PORTFOLIO ...........................                   4
                          THE BALANCED GROWTH PORTFOLIO ..............................                   8
                          THE UTILITIES PORTFOLIO ....................................                  12
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  15
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  17
                          THE GROWTH PORTFOLIO .......................................                  19
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  21
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  24
                          THE GLOBAL EQUITY PORTFOLIO ................................                  27
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  29
Additional Investment
Strategy Information      ............................................................                  31

Additional Risk
Information               ............................................................                  32

Portfolio Management      ............................................................                  37

Shareholder Information   PRICING FUND SHARES ........................................                  40
                          PLAN OF DISTRIBUTION .......................................                  40
                          DISTRIBUTIONS ..............................................                  40
                          TAX CONSEQUENCES ...........................................                  41

Financial Highlights      ............................................................                  42

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors

                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies, 11 portfolios currently offer Class Y shares. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life                  annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life and Annuity      annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]

MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                 -    commercial paper and corporate
                                      obligations --                             rated in one of the two highest rating
                                                                                 categories by at least two nationally recognized
                                                                                 rating organizations or, if not rated, is of
                                                                                 comparable quality;
                                 -    bank obligations --                        including certificates of deposit of
                                                                                 U.S.-regulated banks having total assets of
                                                                                 $1 billion or more, and investments secured by
                                                                                 these obligations;
                                 -    savings institution obligations --         including certificates of deposit of savings
                                                                                 banks and savings and loan institutions having
                                                                                 assets of $1 billion or more;
                                 -    insured certificates of deposit --         of banks and savings institutions having assets
                                                                                 of less than $1 billion;
                                 -    repurchase agreements --                   which may be viewed as a type of secured lending
                                                                                 by the Portfolio; and
                                 -    U.S. government securities --              issued or guaranteed as to principal by the U.S.
                                                                                 Government, its agencies or its
                                                                                 instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class Y share.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  3.62%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.30%.

                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.51% (quarter ended December 31, 2001).

                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)_____

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year  (Since 07/24/00)
                               ------------------------------------------------------------------------
                                The Money Market Portfolio                   3.62%             4.34%
                               ------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The Diversified Income Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Diversified Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities, and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


                    (1) Global Securities.


                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and


                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.


                    (2) Mortgage-Backed and U.S. Government Securities.


                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount
                      notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.



                    (3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds may not exceed 33 1/3% of its assets.



                    (4) Emerging Market Securities. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.


                    Forward Currency Contracts. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


                    Futures and Options. The Portfolio also may invest in options and futures including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.



                    The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -4.41%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.13%.

                    During the period shown in the bar chart, the highest return for a calendar quarter was 0.15% (quarter ended
                    September 30, 2001) and the lowest return for a calendar quarter was -3.71% (quarter ended June 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------------
                                                                                         Life of Portfolio
                                                                          Past 1 Year    (Since 07/24/00)
                               ---------------------------------------------------------------------------
                                The Diversified Income Portfolio                 -4.41%            -6.27%
                               ---------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/Credit Index(1)                        8.96%            10.56%
                               ---------------------------------------------------------------------------

 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (FORMERLY LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX) TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The three groups of Portfolio investments in more detail include:

                    (1) Common Stocks. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities and U.S. government securities. The U.S. government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs),

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares over the past calendar year.
[End Sidebar]

                    and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  0.86%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.24%.

                    During the period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -8.14% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.
[End Sidebar]

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Balanced Growth Portfolio                      0.86%             7.87%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(2)            8.44%            10.56%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IN UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry.
                    These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services.
                    These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.

                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

                    The Portfolio may also invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.69%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.45%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.40% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Utilities Portfolio                          -25.69%           -22.82%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -5.71%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.39%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.88% (quarter ended December 31, 2001 and the lowest return for a calendar quarter was -14.24% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Dividend Growth Portfolio                     -5.71%             4.53%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio invests, on an
                    "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% each of the Portfolio's value). The
                    Portfolio may invest in foreign securities represented in the S&P 500.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows
the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -2.04%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.20%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 13.26% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.23% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Value-Added Market Portfolio                  -2.04%             5.71%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.

                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/ or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -15.46%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.11%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -18.51% (quarter ended March 31, 2001).

                               Average Annual Total Returns (as of December 31, 2001)
                               ------------------------------------------------------------------------------
                                                                                           Life of Portfolio
                                                                           Past 1 Year     (Since 07/24/00)
                               ------------------------------------------------------------------------------
                                The Growth Portfolio                             -15.46%            -23.04%
                               ------------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%            -14.47%
                               ------------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S.
                    securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities that are not traded in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -29.67%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.47%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.03% (quarter ended March 31, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The American Opportunities Portfolio             -29.67%           -24.18%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]
               The Capital Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Opportunities Portfolio (formerly named the
                    Mid-Cap Equity Portfolio) seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range was approximately between $225 million and $10.5 billion as of December 31, 2001. The Portfolio's
                    "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-
                    Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;

                    - an ability to earn an attractive return on equity;

                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;

                    - a large and growing market share;

                    - a strong balance sheet; and

                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).

                    On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and TCW Investment Management Company ("TCW"). Effective on or about October 1, 2002, TCW will cease to serve as the Sub-Advisor of the Portfolio and the Investment Manager will assume direct responsibility for investment of the Portfolio's assets. In managing the Portfolio, the Investment Manager expects to pursue substantially the same strategies as those described above.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Capital Opportunities
                    Portfolio will achieve its investment objective. The Capital
                    Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities.
                    When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the sub-advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -36.56%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -6.36%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -41.08% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Capital Opportunities Portfolio              -36.56%           -47.07%
                               ----------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                           -0.58%             2.41%
                               ----------------------------------------------------------------------------

 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P MIDCAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -17.38%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.82%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 11.16% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -17.30% (quarter ended September 30, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Global Equity Portfolio                      -17.38%           -17.71%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                              -16.82%           -18.53%
                               ----------------------------------------------------------------------------

 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment
                    Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.67%

                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.45%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -25.48% (quarter ended March 31, 2001).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Developing Growth Portfolio                  -25.67%           -26.20%
                               ----------------------------------------------------------------------------
                                Russell 2000 Index(1)                              2.49%            -2.07%
                               ----------------------------------------------------------------------------

 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               How Interest Rates Affect Bond Prices

                                                                       Price per $100 of a Bond if
                                                                             Interest Rates:
                                                                       ----------------------------
                                                                         Increase       Decrease
                                                                       ------------  --------------
                               Bond Maturity                   Yield    1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------

                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date on average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or a Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.


                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.
[End Sidebar]
               Portfolio Management

                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Capital Opportunities and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is 1221 Avenue of the Americas, New York, NY 10020.

                    Each of the Capital Opportunities and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of the Capital Opportunities Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2002, TCW Investment Management Company, together with its affiliated companies, manages approximately
                    $83.1 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in the TCW Group Inc.

                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2002, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $176.2 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.

                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                     0.50%
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                               0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                  0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                        0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                  0.61%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                           0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                           0.62%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                            0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                    1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                0.50%
                               -------------------------------------------------------------------------

 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

                    The Diversified Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.

                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Large-Cap Value team. Current members of the Large-Cap Value team include Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member or the team.

                    The Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary Portfolio Manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Sector Funds Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Gary Herbert, a Vice President of the Investment Manager, is a current member of the team.

                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.

                    The Value-Added Market Portfolio -- The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G.

                    Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.

                    The Growth Portfolio -- The Portfolio is managed by the Select Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Peter Dannenbaum and Jeffrey Alvino, Executive Directors of Morgan Stanley Investment Management Inc. and the Investment Manager.

                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.

                    The Capital Opportunities Portfolio -- Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary Portfolio Manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Messrs. Foreman and Ainley have been Portfolio Managers with TCW Investment Management Company for over 5 years.

                    Effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for the management of the Portfolio. The Portfolio will be managed by the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Vice Presidents of the Investment Manager.

                    The Global Equity Portfolio -- David Dineen, a Vice President of the Investment Manager, is the primary Portfolio Manager of the Portfolio and has been a Portfolio Manager with the Investment Manager for over 5 years.

                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and John Roscoe, Vice Presidents of the Investment Manager, and David P. Chu, an Executive Director of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment
                    Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows
                    Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         Diversified Income Portfolio           Declared and paid monthly               Declared and paid at least
                                                                                        once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Global Equity, Growth,         calendar year                           calendar year
         Capital Opportunities and Value-
         Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights

        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's
        Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2001, the per share amounts were computed using an average number of shares outstanding during the period.

This information has been audited by                         independent
auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

 Morgan Stanley
Select Dimensions Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                                  MORGAN STANLEY
                                                               SELECT DIMENSIONS

STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT


MAY 1, 2003                                                               SERIES


----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

    -THE DIVERSIFIED INCOME PORTFOLIO

    -THE BALANCED GROWTH PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE VALUE-ADDED MARKET PORTFOLIO

    -THE GROWTH PORTFOLIO

    -THE AMERICAN OPPORTUNITIES PORTFOLIO

    -THE CAPITAL OPPORTUNITIES PORTFOLIO

    -THE GLOBAL EQUITY PORTFOLIO

    -THE DEVELOPING GROWTH PORTFOLIO

    -THE EMERGING MARKETS PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's
Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2003) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.


Morgan Stanley
Select Dimensions Investment Series
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   17
III.   Management of the Fund..............................................   19
       A.   Board of Trustees..............................................   19
       B.   Management Information.........................................   19
       C.   Compensation...................................................   26
IV.    Control Persons and Principal Holders of Securities.................   28
V.     Investment Management and Other Services............................   29
       A.   Investment Manager and Sub-Advisors............................   29
       B.   Services Provided by the Investment Manager and the
            Sub-Advisors...................................................   31
       C.   Rule 12b-1 Plan................................................   33
       D.   Other Service Providers........................................   34
       E.   Codes of Ethics................................................   34
VI.    Brokerage Allocation and Other Practices............................   34
       A.   Brokerage Transactions.........................................   34
       B.   Commissions....................................................   35
       C.   Brokerage Selection............................................   37
       D.   Directed Brokerage.............................................   39
       E.   Regular Broker-Dealers.........................................   39
VII.   Capital Stock and Other Securities..................................   40
VIII.  Purchase, Redemption and Pricing of Shares..........................   41
       A.   Purchase/Redemption of Shares..................................   41
       B.   Offering Price.................................................   41
IX.    Taxation of the Portfolios and Shareholders.........................   44
X.     Calculation of Performance Data.....................................   44
XI.    Financial Statements................................................   48
       Appendix--Ratings of Corporate Debt Instruments Investments.........  161

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.

"CUSTODIAN"--The Bank of New York for each Portfolio other than the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. JPMorgan Chase Bank for the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO.

"FINANCIAL ADVISOR"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of thirteen Portfolios.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY INVESTMENT MANAGEMENT"--Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.

"SUB-ADVISORS"--TCW Investment Management Company (only applicable to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO) and Morgan Stanley Investment Management (only applicable to the GROWTH PORTFOLIO).

"TCW"--TCW Investment Management Company.

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994, under the name Dean Witter Select Dimensions Investment
Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the BALANCED PORTFOLIO was changed to the BALANCED GROWTH PORTFOLIO and the name of the CORE EQUITY PORTFOLIO was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the AMERICAN VALUE PORTFOLIO was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the MID-CAP GROWTH PORTFOLIO was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the MID-CAP EQUITY PORTFOLIO was changed to the CAPITAL OPPORTUNITIES PORTFOLIO.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVEL-
OPING GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the UTILITIES PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    The Portfolio will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

    PURCHASING CALL AND PUT OPTIONS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of the EMERGING MARKETS PORTFOLIO, up to 10% of its total assets. Each of the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisors, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisors) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE NORTH AMERICAN GOVERNMENT SECURITIES, THE DIVERSIFIED INCOME AND THE BALANCED GROWTH PORTFOLIOS

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage

Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO,the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO

    The VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    ASSET-BACKED SECURITIES. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    BRADY BONDS: The Diversified Portfolio and the Emerging Markets Portfolio may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.



    Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.



    Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.


    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the

DIVERSIFIED INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Advisors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).

     3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.

     4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

     5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

     8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

    10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities; or (d) in the case of the EMERGING MARKETS PORTFOLIO, by investing in loan participations and loan assignments.

    11. Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

    14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

    15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO'S total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.

Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (65)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

John L. Schroeder (71)    Trustee      Trustee      Retired; Chairman of the           129      Director of Citizens
c/o Mayer, Brown, Rowe &               since        Derivatives Committee and                   Communications Company
Maw                                    April 1994   Director or Trustee of the                  (telecommunications
Counsel to the                                      Morgan Stanley Funds and the                company).
Independent                                         TCW/DW Term Trusts; formerly
Trustees                                            Executive Vice President and
1675 Broadway                                       Chief Investment Officer of
New York, NY                                        the Home Insurance Company
                                                    (August 1991-September 1995).

------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman,    Trustee      Chairman, Director or Trustee      129      None
(68)                      Director or  since        and Chief Executive Officer of
c/o Morgan Stanley Trust  Trustee      July 1991    the Morgan Stanley Funds and
Harborside Financial      and Chief                 the TCW/DW Term Trusts;
Center,                   Executive                 formerly Chairman, Chief
Plaza Two,                Officer                   Executive Officer and Director
Jersey City, NJ                                     of the Investment Manager,
                                                    Morgan Stanley Distributors
                                                    Inc. and Morgan Stanley
                                                    Services, Executive Vice
                                                    President and Director of
                                                    Morgan Stanley DW, Chairman
                                                    and Director of the Transfer
                                                    Agent and Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries (until
                                                    June 1998).

James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of Morgan
                                                    Stanley Distributors Inc. and
                                                    Dean Witter Realty Inc.;
                                                    previously President and Chief
                                                    Operating Officer of the
                                                    Private Client Group of Morgan
                                                    Stanley (May 1999-August
                                                    2000), President and Chief
                                                    Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (58)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of Morgan
                                                    Stanley Distributors Inc.;
                                                    Chairman of the Board of
                                                    Directors and Chief Executive
                                                    Officer of Novus Credit
                                                    Services Inc.; Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries.

------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (48)          President        President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      1999                   Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of Morgan Stanley Distributors Inc. (since
                                                                        June 1998); Chairman and Chief Executive Officer (since
                                                                        June 1998) and Director (since January 1998) of the
                                                                        Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President of the Morgan Stanley Funds and
                                                                        TCW/DW Term Trusts (since May 1999); Trustee of various
                                                                        Van Kampen investment companies (since December 1999);
                                                                        previously Chief Strategic Officer of the Investment
                                                                        Manager and Morgan Stanley Services and Executive Vice
                                                                        President of Morgan Stanley Distributors Inc. (April
                                                                        1997-June 1998), Vice President of the Morgan Stanley
                                                                        Funds (May 1997-April 1999), and Executive Vice
                                                                        President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Vice President,        General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    Secretary and General  (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel  Counsel since          Management; Managing Director (since December 2000),
                                                 February 1997          and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts (since February 1997);
                                                                        Vice President and Secretary of Morgan Stanley
                                                                        Distributors Inc.; previously, Senior Vice President,
                                                                        Assistant Secretary and Assistant General Counsel of
                                                                        the Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (56)           Treasurer        Since April 1989       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, Morgan Stanley Distributors Inc.
Harborside Financial Center,                                            and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                              Stanley Funds.
Jersey City, NJ

Christopher Ainley (43)         Vice President   Since August 1999      Managing Director of TCW Investment Management Company,
865 South Figueroa Street                                               Trust Company of the West and TCW Asset Management
Los Angeles, CA                                                         Company for over 5 years.

W. David Armstrong (43)         Vice President   Since February 2001    Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates (since 1998); previously a Senior Vice
                                                                        President at Lehman Brothers (1995-1998).

Richard M. Behler (48)          Vice President   Since May 2001         Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

David P. Chu (41)               Vice President   Since July 2001        Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates (since 1998); previously an analyst and
                                                                        Portfolio Manager with Nationsbank and its Subsidiary
                                                                        TradeStreet Investment Associates (1992-1998).

David Dineen (33)               Vice President   Since May 2000         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Stephen F. Esser (37)           Vice President   Since January 2001     Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates for over 5 years.

Douglas S. Foreman (44)         Vice President   Since August 1999      Chief Investment Officer of U.S. Equities and Group
865 South Figueroa Street                                               Managing Director of TCW Investment Management Company,
Los Angeles, CA                                                         Trust Company of the West and TCW Asset Management
                                                                        Company for over 5 years.

Edward F. Gaylor (60)           Vice President   Since inception of     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, NY

Michelle Kaufman (37)           Vice President   Since March 1998       Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management for
New York, NY                                                            over 5 years.

Anita H. Kolleeny (46)          Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

Catherine Maniscalco (38)       Vice President   Since October 2001     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

Paul F. O'Brien (45)            Vice President   Since January 2001     Executive Director of the Investment Manager and/or its
One Tower Bridge                                                        investment management affiliates for over 5 years.
West Conshohocken, PA

Jonathan R. Page (55)           Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

John Roscoe (38)                Vice President   Since April 2000       Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager and/or its investment management affiliates
New York, NY                                                            (since December 1997); previously an equity analyst at
                                                                        Rockefeller & Company Inc.

Guy G. Rutherfurd, Jr. (62)     Vice President   Since May 1999         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, NY

Ronald B. Silvestri (36)        Vice President   Since January 1997     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since December 1999); previously a Senior
New York, NY                                                            Research Analyst with the Investment Manager.

Paul D. Vance (66)              Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

Alice Weiss (54)                Vice President   Since May 1999         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

Alison E. Williams (33)         Vice President   Since October 2001     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since February 2001); previously an equity
New York, NY                                                            analyst at Painewebber.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000

    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN,Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, Executive Director of the Investment Manager, are Vice Presidents of the Fund.

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN,Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Nugent and Schroeder. During the Fund's fiscal year ended December 31, 2001, the Audit Committee held 11 meetings.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios. The Derivatives Committee currently consists of Messrs. Schroeder, Fiumefreddo and Johnson. During the Fund's fiscal year ended December 31, 2001, the Derivatives Committee held four meetings.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2001, the Insurance Committee held one meeting.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the

Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
John L. Schroeder...........................................      2,150

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
                                                              FUNDS AND OTHER
                                                                FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE                                     FUND COMPLEX
---------------------------                                   ----------------
Michael Bozic...............................................      $150,150
Edwin J. Garn...............................................       150,150
Wayne E. Hedien.............................................       150,100
Dr. Manuel H. Johnson.......................................       219,900
Michael E. Nugent...........................................       228,362
John L. Schroeder...........................................       196,650

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                      FOR ALL ADOPTING FUNDS
                                ----------------------------------
                                   ESTIMATED
                                   CREDITED
                                     YEARS           ESTIMATED
                                 OF SERVICE AT     PERCENTAGE OF             RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                  RETIREMENT         ELIGIBLE                ACCRUED AS EXPENSES     UPON RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)      COMPENSATION             BY ALL ADOPTING FUNDS    ALL ADOPTING FUNDS(2)
---------------------------     ---------------  -----------------          ---------------------  -------------------------
Michael Bozic.................          10              60.44%                     $21,395                  $48,443
Edwin J. Garn.................          10              60.44                       33,443                   49,121
Wayne E. Hedien...............           9              51.37                       44,952                   41,437
Dr. Manuel H. Johnson.........          10              60.44                       22,022                   72,014
Michael E. Nugent.............          10              60.44                       38,472                   64,157
John L. Schroeder.............           8              50.37                       68,342                   50,640

------------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 27.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

    The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.

    Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 17, 2002:

                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Money Market Portfolio                              14.11%          85.89%       100.00%
Class Y: The Money Market Portfolio                              16.15%          83.85%       100.00%
Class X: The North American Government Portfolio                 10.76%          89.24%       100.00%
Class X: The Diversified Income Portfolio                         8.61%          91.39%       100.00%
Class Y: The Diversified Income Portfolio                         5.26%          94.74%       100.00%
Class X: The Balanced Growth Portfolio                           12.80%          87.20%       100.00%
Class Y: The Balanced Growth Portfolio                           17.02%          82.98%       100.00%
Class X: The Utilities Portfolio                                  8.84%          91.16%       100.00%
Class Y: The Utilities Portfolio                                 10.84%          89.16%       100.00%

                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Dividend Growth Portfolio                           11.63%          88.37%       100.00%
Class Y: The Dividend Growth Portfolio                            9.51%          90.49%       100.00%
Class X: The Value-Added Market Portfolio                        18.73%          81.27%       100.00%
Class Y: The Value-Added Market Portfolio                        20.16%          79.84%       100.00%
Class X: The Growth Portfolio                                    11.67%          88.33%       100.00%
Class Y: The Growth Portfolio                                    19.33%          80.67%       100.00%
Class X: The American Opportunities Portfolio                     9.66%          90.34%       100.00%
Class Y: The American Opportunities Portfolio                     9.82%          90.18%       100.00%
Class X: The Capital Opportunities Portfolio                     15.01%          84.99%       100.00%
Class Y: The Capital Opportunities Portfolio                     15.95%          84.05%       100.00%
Class X: The Global Equity Portfolio                             11.70%          88.30%       100.00%
Class Y: The Global Equity Portfolio                              4.60%          95.40%       100.00%
Class X: The Developing Growth Portfolio                          9.73%          90.27%       100.00%
Class Y: The Developing Growth Portfolio                         12.12%          87.88%       100.00%
Class X: The Emerging Markets Portfolio                           8.58%          91.42%       100.00%

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISORS

    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO is TCW Investment Management Company, a subsidiary of The TCW Group Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TCW was retained to provide sub-advisory services to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO since the inception of each Portfolio. TCW has been retained to provide sub-advisory services to the CAPITAL OPPORTUNITIES PORTFOLIO since August 1999. On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Manager and TCW in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective on or about
October 1, 2002, TCW will cease to serve as Sub-Advisor of the CAPITAL OPPORTUNITIES PORTFOLIO.

    The Sub-Advisor to the GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley. Morgan Stanley Investment Management, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Investment Management's address is 1221 Avenue of the Americas, New York, NY 10020.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensa-tion calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets
The North American Government         0.65% of net assets
Securities Portfolio
The Diversified Income Portfolio      0.40% of net assets
The Balanced Growth Portfolio         0.60% of net assets
The Utilities Portfolio               0.65% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.475% of net assets exceeding $1 billion
The Value-Added Market Portfolio      0.50% of net assets
The Growth Portfolio                  0.80% of net assets
The American Opportunities Portfolio  0.625% of net assets up to $500 million;
                                      0.60% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio   0.75% of net assets
The Global Equity Portfolio           1.00% of net assets
The Developing Growth Portfolio       0.50% of net assets
The Emerging Markets Portfolio        1.25% of net assets

    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.

    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued compensation under the Management Agreement as follows:

                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1999           2000           2001
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $   646,809    $   608,490    $   896,016
The North American Government Securities
 Portfolio..........................................       61,901         53,559         43,564
The Diversified Income Portfolio....................      363,139        310,787        263,062
The Balanced Growth Portfolio.......................      738,566        712,678        745,498
The Utilities Portfolio.............................      739,430      1,282,502      1,047,937
The Dividend Growth Portfolio.......................    4,543,040      3,722,154      3,586,098
The Value-Added Market Portfolio....................      913,168        887,418        940,986
The Growth Portfolio................................      527,496      1,037,219        806,467
The American Opportunities Portfolio................    3,136,439      5,334,228      3,681,857
The Capital Opportunities Portfolio.................      281,211      1,093,598        608,192
The Global Equity Portfolio.........................    1,362,346      1,818,061      1,413,172
The Developing Growth Portfolio.....................      483,503        849,348        512,814
The Emerging Markets Portfolio......................      209,834        236,790        143,146
                                                      -----------    -----------    -----------
    Total...........................................  $13,982,121    $17,946,832    $14,688,809
                                                      ===========    ===========    ===========

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays TCW monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO.

    Under a Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Manager (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays Morgan Stanley Investment Management monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the GROWTH PORTFOLIO.

    Effective May 1, 2000, the Management Agreement was amended to lower the management fees charged on daily net assets of the AMERICAN OPPORTUNITIES PORTFOLIO in excess of $1 billion to 0.575%.

    The Investment Manager assumed all expenses of the CAPITAL OPPORTUNITIES PORTFOLIO (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management Agreement with the Fund until November 8, 1999.

    In approving the Management Agreement and (in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of each Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

B. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISORS

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desira-

ble). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisors are discussed above under "Investment Manager and Sub-Advisors."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisors for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO,the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO under the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisors) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisors)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisors) or any corporate affiliate of the Investment Manager (or the Sub-Advisors); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement, the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisors, respectively, are not liable to the Fund or any of its investors (and, in the case of the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to Hartford Securities Distribution Inc. ("Hartford") which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate Hartford, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating Hartford's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    For the fiscal year ended December 31, 2001, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:

                                                                COMPENSATION ACCRUED
                                                              FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                 DECEMBER 31, 2001
-----------------                                             -------------------------
The Money Market Portfolio..................................           $39,963
The Diversified Income Portfolio............................             4,849
The Balanced Growth Portfolio...............................            11,513
The Utilities Portfolio.....................................            25,313
The Dividend Growth Portfolio...............................            30,563
The Value-Added Market Portfolio............................            12,999
The Growth Portfolio........................................             8,729
The American Opportunities Portfolio........................            58,198
The Capital Opportunities Portfolio.........................            19,727
The Global Equity Portfolio.................................             6,644
The Developing Growth Portfolio.............................             5,918

    Under the Plan, Hartford provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from Hartford and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that Hartford, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the EMERGING MARKETS PORTFOLIO, and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


                                                             , serves as the
independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and of Morgan Stanley Investment Management. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS

    The Fund, the Investment Manager and the Sub-Advisors have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1999, 2000 and 2001, the Portfolios paid brokerage commissions as follows:

                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/99     ENDED 12/31/00     ENDED 12/31/01
-----------------                           ----------------   ----------------   ----------------
The Money Market Portfolio................     $        0         $        0         $        0
The North American Government Securities
 Portfolio................................              0                  0                  0
The Diversified Income Portfolio..........            528                  0                  0
The Balanced Growth Portfolio.............        101,521             97,943             43,346
The Utilities Portfolio...................         81,258            132,702            183,154
The Dividend Growth Portfolio.............      1,523,242            891,980            394,707
The Value-Added Market Portfolio..........         60,543             38,665             31,286
The Growth Portfolio......................         94,623            159,451             93,117
The American Opportunities Portfolio......      2,471,600          4,126,252          1,466,750
The Capital Opportunities Portfolio.......        149,553             17,372             15,624
The Global Equity Portfolio...............        449,542            425,661            565,734
The Developing Growth Portfolio...........        268,041            286,931            106,976
The Emerging Markets Portfolio............         85,296             46,345              4,005
                                               ----------         ----------         ----------
    Total.................................     $5,285,747         $6,223,302         $2,904,699
                                               ==========         ==========         ==========

B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended December 31, 1999 and 2000, the Fund did not effect any principal transactions with Morgan Stanley DW. During the fiscal year ended December 31, 2001, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO effected principal transactions with Morgan Stanley DW in the amount of $587,398.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:

                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/99         12/31/00
-----------------                                             --------         --------
The Money Market Portfolio..................................         0                0
The North American Government Securities Portfolio..........         0                0
The Diversified Income Portfolio............................  $    525                0
The Balanced Growth Portfolio...............................    31,733         $ 35,475
The Utilities Portfolio.....................................    21,517           27,092
The Dividend Growth Portfolio...............................   119,495          180,183
The Value-Added Market Portfolio                                     0                0
The Growth Portfolio........................................         0                0
The American Opportunities Portfolio........................    59,078           79,137
The Capital Opportunities Portfolio.........................    22,769                0
The Global Equity Portfolio.................................     7,932            1,106
The Developing Growth Portfolio.............................    38,648           20,901
The Emerging Markets Portfolio..............................         0                0
                                                              --------         --------
    Total...................................................  $301,697         $343,894
                                                              ========         ========

    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:

                                                                                      PERCENTAGE OF
                                                                                     AGGREGATE DOLLAR
                                                                                        AMOUNT OF
                                                                                     EXECUTED TRADES
                                            BROKERAGE           PERCENTAGE OF            ON WHICH
                                         COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                        TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                        DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                         ENDED 12/31/01          12/31/01            ENDED 12/31/01
-----------------                       ------------------   -------------------   --------------------
The Money Market Portfolio............              0                    0                     0
The North American Government
 Securities Portfolio.................              0                    0                     0
The Diversified Income Portfolio......              0                    0                     0
The Balanced Growth Portfolio.........       $  9,081                20.95%                30.30%
The Utilities Portfolio...............         11,070                 6.04%                11.09%
The Dividend Growth Portfolio.........         84,474                21.40%                32.99%
The Value-Added Market Portfolio......              0                    0                     0
The Growth Portfolio..................              0                    0                     0
The American Opportunities
 Portfolio............................         18,329                 1.25%                 1.90%
The Capital Opportunities Portfolio...            310                 1.98%                 1.98%
The Global Equity Portfolio...........          4,262                 0.75%                 2.14%
The Developing Growth Portfolio.......              0                    0                     0
The Emerging Markets Portfolio........              0                    0                     0
                                             --------
    Total.............................       $127,526
                                             ========

    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

                                                                BROKERAGE COMMISSIONS
                                                                   PAID TO MORGAN
                                                              STANLEY & CO. FOR FISCAL
                                                                     YEAR ENDED
                                                              ------------------------
NAME OF PORTFOLIO                                              12/31/99      12/31/00
-----------------                                              --------      --------
The Money Market Portfolio..................................           0             0
The North American Government Securities Portfolio..........           0             0
The Diversified Income Portfolio............................           0             0
The Balanced Growth Portfolio...............................    $  8,985      $  5,770
The Utilities Portfolio.....................................           0         3,200
The Dividend Growth Portfolio...............................     103,820        41,164
The Value-Added Market Portfolio............................           0             0
The Growth Portfolio........................................      11,475         3,263
The American Opportunities Portfolio........................     272,223       325,499
The Capital Opportunities Portfolio.........................       8,365             0
The Global Equity Portfolio.................................      25,287        29,299
The Developing Growth Portfolio.............................       9,645         5,180
The Emerging Markets Portfolio..............................       1,878         1,800
                                                                --------      --------
    Total...................................................    $441,678      $415,175
                                                                ========      ========

    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/01           12/31/01            ENDED 12/31/01
-----------------                   -------------------------   -------------------   --------------------
The Money Market Portfolio........                   0                      0                     0
The North American Government
 Securities Portfolio.............                   0                      0                     0
The Diversified Income
 Portfolio........................                   0                      0                     0
The Balanced Growth Portfolio.....            $  4,167                   9.61%                 8.37%
The Utilities Portfolio...........              19,443                  10.62%                 8.08%
The Dividend Growth Portfolio.....              50,729                  12.85%                 8.94%
The Value-Added Market
 Portfolio........................                   0                      0                     0
The Growth Portfolio..............               2,614                   2.81%                 3.45%
The American Opportunities
 Portfolio........................             175,232                  11.95%                13.14%
The Capital Opportunities
 Portfolio........................                 815                   5.22%                 6.79%
The Global Equity Portfolio.......              47,728                   8.44%                 8.97%
The Developing Growth Portfolio...                   0                      0                     0
The Emerging Markets Portfolio....                   0                      0                     0
                                              --------
    Total.........................            $300,728
                                              ========

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisors) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisors) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisors) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisors) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisors) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisors). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisors) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager, the Sub-Advisors and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisors (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisors and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/01              12/31/01
-----------------                           ------------------------------   --------------------------
The Money Market Portfolio................                      0                                 0
The North American Government Securities
 Portfolio................................                      0                                 0
The Diversified Income Portfolio..........                      0                                 0
The Balanced Growth Portfolio.............             $   22,710                    $   11,425,819
The Utilities Portfolio...................                104,710                        49,442,799
The Dividend Growth Portfolio.............                220,717                       123,256,070
The Value-Added Market Portfolio..........                      0                                 0
The Growth Portfolio......................                 86,408                        66,085,324
The American Opportunities Portfolio......              1,140,808                       832,146,690
The Capital Opportunities Portfolio.......                  8,577                         3,325,863
The Global Equity Portfolio...............                509,103                       198,217,642
The Developing Growth Portfolio...........                 78,991                        44,946,065
The Emerging Markets Portfolio............                  3,672                         1,248,417
                                                       ----------                    --------------
    Total.................................             $2,175,696                    $1,330,094,689
                                                       ==========                    ==============

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 2001, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:

NAME OF PORTFOLIO                                                      ISSUER
-----------------                             --------------------------------------------------------
The Money Market Portfolio..................  J.P. Morgan Chase & Co., Inc.
                                              Goldman Sachs Group Inc.
                                              Bank of America, N.A.
The North American Government Securities
 Portfolio..................................  None
The Diversified Income Portfolio............  Goldman, Sachs & Co. Inc.
The Balanced Growth Portfolio...............  Goldman, Sachs & Co. Inc.
The Utilities Portfolio.....................  None
The Dividend Growth Portfolio...............  None
The Value-Added Market Portfolio............  Bank of America New York
                                              Bear Stearns & Co., Inc.
The Growth Portfolio........................  Bank of New York Inc.
                                              Goldman, Sachs & Co., Inc.
The American Opportunities Portfolio........  Banc of America Securities LLC
                                              Goldman, Sachs & Co. Inc.
                                              Lehman Brothers Inc.
                                              Merrill Lynch, Pierce, Fenner & Smith Inc.
The Capital Opportunities Portfolio.........  None
The Global Equity Portfolio.................  None
The Developing Growth Portfolio.............  None
The Emerging Markets Portfolio..............  None

    At December 31, 2001, the Portfolios held securities issued by such brokers or dealers with the following market values:

                                                                                      MARKET VALUE
NAME OF PORTFOLIO                                         ISSUER                      AT 12/31/01
-----------------                       ------------------------------------------    ------------
The Money Market Portfolio..........    J.P. Morgan Chase & Co., Inc.                  $6,495,929
                                        Goldman Sachs Group Inc.                       $6,801,595
                                        Bank of America, N.A.                          $2,000,000
The Diversified Income Portfolio....    Goldman, Sachs & Co. Inc.                      $  107,540
The Balanced Growth Portfolio.......    Goldman, Sachs & Co. Inc.                      $  220,200
The Value-Added Market Portfolio....    Bear Stearns Companies, Inc.                   $  517,205
                                        Lehman Brothers Holdings, Inc.                 $  547,760
                                        Merrill Lynch & Co., Inc.                      $  385,688
                                        Morgan Stanley Dean Witter & Co.               $  257,324
                                        Bank of America Corp.                          $  402,880
                                        Bank of New York Inc.                          $  408,000
The Growth Portfolio................    Bank of New York Inc.                          $  342,720
                                        Goldman, Sachs & Co., Inc.                     $  848,663
The American Opportunities              Banc of America Securities LLC
 Portfolio..........................                                                   $6,276,115
                                        Goldman, Sachs & Co. Inc.                      $3,097,850
                                        Lehman Brothers Inc.                           $3,493,640
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.     $3,424,284

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 20, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and
(iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the MONEY MARKET PORTFOLIO's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)

    The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2001 was 1.77% and 1.52%, respectively, and the effective annualized yield for the seven days ending December 31, 2001 was 1.78% and 1.53%, respectively, assuming daily compounding.

    From time to time the Fund may quote the "yield" of each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, and the BALANCED GROWTH PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the Class X yield calculated pursuant to this formula for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, and the BALANCED GROWTH PORTFOLIO was 2.44%, 7.64% and 2.67%, respectively. For the 30-day period ended
December 31, 2001, the Class Y yield calculated pursuant to this formula for the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 7.36% and 2.42%, respectively.

    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2001 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

                                                                                      AVERAGE ANNUAL
                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                 AVERAGE ANNUAL      COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2001    DECEMBER 31, 2001    DECEMBER 31, 2001
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............             3.88%                 5.00%                5.17%
The North American Government Securities
 Portfolio..............................             4.91                  5.02                 5.11
The Diversified Income Portfolio........            -4.06                  0.25                 2.53
The Balanced Growth Portfolio...........             1.21                  8.49                11.01
The Utilities Portfolio.................           -25.51                 10.17                12.16
The Dividend Growth Portfolio...........            -5.45                  8.62                14.54
The Value-Added Market Portfolio........            -1.83                 11.77                14.27
The Growth Portfolio....................           -15.23                  7.73                10.53
The American Opportunities Portfolio....           -29.47                 12.63                15.87
The Capital Opportunities Portfolio.....           -36.39                   N/A                 1.64
The Global Equity Portfolio.............           -17.22                  5.49                 7.27
The Developing Growth Portfolio.........           -25.49                  6.88                13.18
The Emerging Markets Portfolio..........            -3.38                 -1.86                 0.97

                                                                                 AVERAGE ANNUAL TOTAL
                                                                             RETURN FOR PERIOD FROM FIRST
                                                   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
CLASS Y SHARES                                           YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                                     DECEMBER 31, 2001           DECEMBER 31, 2001
-----------------                                  -----------------------   ----------------------------
The Money Market Portfolio.......................                3.62%                        4.34%
The Diversified Income Portfolio.................               -4.41                        -6.27
The Balanced Growth Portfolio....................                0.86                         7.87
The Utilities Portfolio..........................              -25.69                       -22.82
The Dividend Growth Portfolio....................               -5.71                         4.53
The Value-Added Market Portfolio.................               -2.04                         5.71
The Growth Portfolio.............................              -15.46                       -23.04
The American Opportunities Portfolio.............              -29.67                       -24.18
The Capital Opportunities Portfolio..............              -36.56                       -47.07
The Global Equity Portfolio......................              -17.38                       -17.71
The Developing Growth Portfolio..................              -25.67                       -26.20

    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.

    Based on the foregoing calculation, the total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2001 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                                     COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2001    DECEMBER 31, 2001    DECEMBER 31, 2001
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............              3.88%           27.63%               43.36%
The North American Government Securities
 Portfolio..............................              4.91            27.78                42.74
The Diversified Income Portfolio........             -4.06             1.28                19.57
The Balanced Growth Portfolio...........              1.21            50.29               110.90
The Utilities Portfolio.................            -25.51            62.31               126.92
The Dividend Growth Portfolio...........             -5.45            51.23               163.67
The Value-Added Market Portfolio........             -1.83            74.45               159.25
The Growth Portfolio....................            -15.23            45.12               104.49
The American Opportunities Portfolio....            -29.47            81.22               186.39
The Capital Opportunities Portfolio.....            -36.39              N/A                 8.36
The Global Equity Portfolio.............            -17.22            30.66                65.13
The Developing Growth Portfolio.........            -25.49            39.50               142.10
The Emerging Markets Portfolio..........             -3.38            -8.96                 7.13

                                                                               TOTAL RETURN FOR
                                                           TOTAL RETURN FOR       PERIOD FROM
CLASS Y SHARES                                             FISCAL YEAR ENDED   FIRST OFFERING OF
NAME OF PORTFOLIO                                          DECEMBER 31, 2001    CLASS Y SHARES
-----------------                                          -----------------   -----------------
The Money Market Portfolio...............................             3.62%               6.29%
The Diversified Income Portfolio.........................            -4.41               -8.88
The Balanced Growth Portfolio............................             0.86               11.50
The Utilities Portfolio..................................           -25.69              -31.09
The Dividend Growth Portfolio............................            -5.71                6.57
The Value-Added Market Portfolio.........................            -2.04                8.31
The Growth Portfolio.....................................           -15.46              -31.37
The American Opportunities Portfolio.....................           -29.67              -32.82
The Capital Opportunities Portfolio......................           -36.56              -59.93
The Global Equity Portfolio..............................           -17.38              -24.43
The Developing Growth Portfolio..........................           -25.67              -35.38

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of each Portfolio of the Fund at inception (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 07/24/00) would have grown (or declined) to the following amounts at December 31, 2001:

                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
CLASS X SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $14,336    $ 71,680    $143,360
The North American Government Securities Portfolio..........   14,274      71,370     142,740
The Diversified Income Portfolio............................   11,957      59,785     119,570
The Balanced Growth Portfolio...............................   21,090     105,450     210,900
The Utilities Portfolio.....................................   22,692     113,460     226,920
The Dividend Growth Portfolio...............................   26,367     131,835     263,670
The Value-Added Market Portfolio............................   25,925     129,625     259,250
The Growth Portfolio........................................   20,449     102,245     204,490
The American Opportunities Portfolio........................   28,639     143,195     286,390
The Capital Opportunities Portfolio.........................   10,836      54,180     108,360
The Global Equity Portfolio.................................   16,513      82,565     165,130
The Developing Growth Portfolio.............................   24,210     121,050     242,100
The Emerging Markets Portfolio..............................   10,713      53,565     107,130

                                                              INVESTMENT AT FIRST OFFERING OF
                                                                         SHARES OF
CLASS Y SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $10,629    $ 53,145    $106,290
The Diversified Income Portfolio............................    9,112      45,560      91,120
The Balanced Growth Portfolio...............................   11,150      55,750     111,500
The Utilities Portfolio.....................................    6,891      34,455      68,910
The Dividend Growth Portfolio...............................   10,657      53,285     106,570
The Value-Added Market Portfolio............................   10,831      54,155     108,310
The Growth Portfolio........................................    6,863      34,315      68,630
The American Opportunities Portfolio........................    6,718      33,590      67,180
The Capital Opportunities Portfolio.........................    4,007      20,035      40,070
The Global Equity Portfolio.................................    7,557      37,785      75,570
The Developing Growth Portfolio.............................    6,462      32,310      64,620

    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in the PROSPECTUS of each of Class X and Class Y, and incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been
so included and incorporated in reliance on the report of                     ,
independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 1(a) Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration
         Statement on Form N-1A, filed on June 9, 1994.

 1(b) Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on
         Form N-1A, filed on October 17, 1996.

 1(c)    Amendment, dated February 26, 1998 to the Declaration of Trust of the
         Registrant is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 7 to the Registration Statement on Form N-1A, filed on
         February 27, 1998.

 1(d)    Amendment, dated June 22, 1998 to the Declaration of Trust of the
         Registrant is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 8 to the Registration Statement on Form N-1A, filed on
         February 26, 1999.

 1(e)    Amendment dated May 1, 1999 to the Declaration of Trust of the
         Registrant is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 9 to the Registration Statement on Form N-1A, filed on
         April 29, 1999.

 1(f)    Amendment dated August 9, 1999 to the Declaration of Trust of the
         Registrant is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on
         Form N-1A, filed on June 9, 1999.

 1(g)    Form of Instrument Establishing and Designating Additional Series of
         Shares, dated February 24, 2000, is incorporated by reference to
         Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration
         Statement on Form N-1A, filed on February 29, 2000.

 1(h)    Amendment dated June 18, 2001 to the Declaration of Trust of the
         Registrant is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 14 to the Registration Statement on
         Form N-1A, filed on April 26, 2002.

 1(i)    Amendment dated April 19, 2002 to the Declaration of Trust of the
         Registrant is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 14 to the Registration Statement on
         Form N-1A, filed on April 26, 2002.

 2.      Amended and Restated By-Laws of the Registrant, dated September 24,
         2002, is filed herein.

 3.      Not Applicable

 4(a)    Investment Management Agreement between the Registrant and Morgan
         Stanley Investment Advisors Inc., amended as of May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment
         No. 12 to the Registration Statement on Form N-1A, filed on April 30,
         2001.

 4(b)    Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc.
         and Morgan Stanley Investment Management Inc., dated March 2, 1998, is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment
         No. 8 to the Registration Statement on Form N-1A, filed on
         February 26, 1999.

 4(c)    Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley
         Investment Advisors Inc. and TCW Investment Management Company, with respect to the North American Government Securities Portfolio and the Emerging Markets Portfolio, is incorporated by reference to
         Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration
         Statement on Form N-1A, filed on April 26, 2002.

 4(d)    Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley
         Investment Advisors Inc. and TCW Investment Management Company, with respect to the Capital Opportunities Portfolio, is incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 14 to the
         Registration Statement on Form N-1A, filed on April 26, 2002.

 4(e)    Secondary Sub-Advisory Agreement dated July 6, 2001 between TCW
         Investment Management Company and TCW London International, Limited, is incorporated by reference to Exhibit 4(e) to Post-Effective Amendment
         No. 14 to the Registration Statement on Form N-1A, filed on April 26,
         2002.

 5.      Form of Amendment No. 1 to the Participation Agreement between Hartford
         Life Insurance Company and the Registrant, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 12 to the Registration
         Statement on Form N-1A, filed on April 30, 2001.

 6.      Not Applicable.

 7(a) Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment
         No. 1 to the Registration Statement on Form N-1A, filed on October 6,
         1994.

 7(b) Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment
         No. 1 to the Registration Statement on Form N-1A, filed on October 6,
         1994.

 7(c)    Amendment, dated April 17, 1996, to the Custody Agreement between The
         Bank of New York and the Registrant is incorporated by reference to
         Exhibit 8 to Post-Effective Amendment No. 3 to the Registration
         Statement on Form N-1A, filed on April 22, 1996.

 7(d). Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant, is incorporated by reference to Exhibit
         7(d) of Post-Effective Amendment No. 14 to the Registration Statement on
         Form N-1A, filed on April 26, 2002.

 7(e).   Foreign Custody Manager Agreement between The Bank of New York and the
         Registrant, dated June 15, 2001, is incorporated herein by reference to
         Exhibit 7(e) to Post-Effective Amendment No. 14 to the Registration
         Statement on Form N-1A, filed on April 26, 2002.

 7(f). Foreign Custody Manager Agreement between The Chase Manhattan Bank and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(f) to Post-Effective Amendment No. 14 to the Registration
         Statement on Form N-1A, filed on April 26, 2002.

 8(a).   Amended and Restated Transfer Agency and Service Agreement between the
         Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment
         No. 12 to the Registration Statement on Form N-1A, filed on April 30,
         2001.

 8(b)    Amended Services Agreement between Morgan Stanley Investment Advisors
         Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the
         Registration Statement on Form N-1A, filed on April 30, 2001.

 9.      Opinion of Registrant's Counsel is incorporated by reference to
         Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A, filed on October 6, 1994.

 10.     Not Applicable.

 11.     Not Applicable.

 12.     Not Applicable.

 13. Form of Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Hartford Securities Distribution Inc., dated
         February 24, 2000, is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 11 to the Registration Statement on
         Form N-1A, filed on February 29, 2000.

 14. Multiple Class Plan pursuant to Rule 18f-3, dated May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment
         No. 12 to the Registration Statement on Form N-1A, filed on April 30,
         2001.

 15.     Not Applicable.

 16(a).  Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan
         Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is filed herein.

 16(b).  Code of Ethics of the Morgan Stanley Funds, is filed herein.

 16(c)   Code of Ethics of the TCW Group Inc., is incorporated by reference to
         Exhibit 16(c) of Post-Effective Amendment No. 12 to the Registration
         Statement on Form N-1A, filed on April 30, 2001.

 Other Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the
         Registration Statement on Form N1-A, filed on October 6, 1994. Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) to Pre-Effective Amendment No. 1 and Post-Effective
         Amendment No. 6 (filed on October 6, 1994 and December 19, 1997, respectively) on Form N1-A. The Power of Attorney of James F. Higgins, is incorporated by reference to Exhibit (Other) of Post-Effective
         Amendment No. 12, filed on April 30, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, Secretary, General
Secretary and Director               Counsel and Director of Morgan Stanley Services; Vice President
                                     and Secretary of Morgan Stanley Distributors; Vice President,
                                     Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and and
Managing Director, Chief             Director of Morgan Stanley Services and Chief Executive Officer
Administrative Officer and Director  and Director of Morgan Stanley Trust.

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and                of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-        Investments LP.
Investments

Robert S. Giambrone                  Executive Director of Morgan Stanley Services, Morgan Stanley
Executive Director                   Distributors and Morgan Stanley Trust; Director of Morgan
                                     Stanley Trust.

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Money Trust

 (4)   Active Assets Money Trust

 (5)   Active Assets Premier Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Diversified Income Trust

 (21)  Morgan Stanley Dividend Growth Securities Inc.

 (22)  Morgan Stanley Equity Fund

 (23)  Morgan Stanley European Growth Fund Inc.

 (24)  Morgan Stanley Federal Securities Trust

 (25)  Morgan Stanley Financial Services Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley Intermediate Income Securities

 (38)  Morgan Stanley International Fund

 (39)  Morgan Stanley International SmallCap Fund

 (40)  Morgan Stanley International Value Equity Fund

 (41)  Morgan Stanley Japan Fund

 (42)  Morgan Stanley KLD Social Index Fund

 (43)  Morgan Stanley Latin American Growth Fund

 (44)  Morgan Stanley Limited Duration Fund

 (45)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (46)  Morgan Stanley Limited Term Municipal Trust

 (47)  Morgan Stanley Liquid Asset Fund Inc.

 (48)  Morgan Stanley Market Leader Trust

 (49)  Morgan Stanley Mid-Cap Value Fund

 (50)  Morgan Stanley Multi-State Municipal Series Trust

 (51)  Morgan Stanley Nasdaq-100 Index Fund

 (52)  Morgan Stanley Natural Resource Development Securities Inc.

 (53)  Morgan Stanley New Discoveries Fund

 (54)  Morgan Stanley New York Municipal Money Market Trust

 (55)  Morgan Stanley New York Tax-Free Income Fund

 (56)  Morgan Stanley Next Generation Trust

 (57)  Morgan Stanley Pacific Growth Fund Inc.

 (58)  Morgan Stanley Prime Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of February, 2003.

                                        MORGAN STANLEY SELECT DIMENSIONS
                                        INVESTMENT SERIES

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Chief Executive Officer
                                                                    and President

 By   /s/ MITCHELL M. MERIN
      -------------------------------------------                                                        02/21/03
      Mitchell M. Merin

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By   /s/ FRANCIS J. SMITH
      -------------------------------------------                                                        02/21/03
      Francis J. Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By   /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         02/21/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By   /s/ DAVID M. BUTOWSKY
      -------------------------------------------
      David M. Butowsky                                                                                  02/21/03
      Attorney-in-Fact

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                                 EXHIBIT INDEX

 2       --   Amended and Restated By-Laws of the Registrant, dated September 24, 2002.
 16(a).  --   Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan
              Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities
 16(b).  --   Code of Ethics of the Morgan Stanley Funds.